Core Bond Fund
of North American Funds
286 Congress Street
Boston, MA  02210

P R O X Y

This proxy is solicited on behalf of the Board of Trustees of North American
Funds

     The undersigned hereby appoints John I. Fitzgerald, Thomas Brown, Nori L. Gabert, Alice T. Kane and Todd Spillane as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of the Core Bond Fund (the "Fund") of North American Funds held of record by the undersigned on September 17, 2001, at a Special Meeting of Shareholders of the Fund to be held on November 7, 2001 at 10 a.m. Eastern Time and at any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1(a), 1(b) AND 2.

     By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope. Alternatively, you may vote your shares by calling a specially designated telephone number (toll free 1-888-850-2811) or via the Internet at http://proxy. ____________ .com.


                                (Continued and to be signed on the reverse side)

1.    (a) To approve or disapprove a new investment advisory            FOR [ ]     AGAINST [ ]     ABSTAIN [ ]
   agreement between American General Asset Management Corp.
   ("AGAM") and North American Funds on behalf of the Fund, the terms of which are the same in all material respects as the previous investment advisory agreement with AGAM.

      (b)  To approve or disapprove a new Subadvisory agreement
   between AGAM and American General Investment Management,            FOR [ ]     AGAINST [ ]     ABSTAIN [ ]
   L.P. ("AGIM") or an affiliate thereof, the terms of which
   are the same in all material respects to the previous
   Subadvisory agreement between AGAM and AGIM.


2. To approve the Agreement and Plan of Reorganization between
   North American Funds on behalf of the Fund and SunAmerica Income    FOR [ ]     AGAINST [ ]     ABSTAIN [ ]
   Funds on behalf of its Core Bond Fund.

3. In their discretion, the named proxies may vote to transact such other business as properly may come before the meeting or
   any adjournment thereof.                                            PLEASE SIGN EXACTLY AS NAME APPEARS HEREON.  When
                                                                     shares are held by joint tenants, both should sign.
                                                                     When signing as attorney or as executor,
                                                                     administrator, trustee or guardian, or as custodian
                                                                     for a minor, please give full title as such.  If a
  RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING  corporation, please sign in full corporate name by
  PROXY STATEMENT IS HEREBY ACKNOWLEDGED.                            president or other authorized officer.  If a
                                                                     partnership, please sign in partnership name by
                                                                     authorized persons.
                                                                     Dated:_________________________________
 PLEASE MARK BOXES /X/ OR [X] IN BLUE OR BLACK INK.  SIGN, DATE AND   X______________________________________
 RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.                              Signature
                                                                     X______________________________________
                                                                                  Signature, if held jointly

High Yield Bond Fund
of North American Funds
286 Congress Street
Boston, MA 02210

P R O X Y

This proxy is solicited on behalf of the Board of Trustees of North American
Funds

     The undersigned hereby appoints John I. Fitzgerald, Thomas Brown, Nori L. Gabert, Alice T. Kane and Todd Spillane as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of the High Yield Bond Fund (the "Fund") of North American Funds held of record by the undersigned on September 17, 2001, at a Special Meeting of Shareholders of the Fund to be held on November 7, 2001 at 10 a.m. Eastern Time and at any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1(a), (b) AND 2.

     By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope. Alternatively, you may vote your shares by calling a specially designated telephone number (toll free 1-888-850-2811) or via the Internet at http://proxy. ____________ .com.


                                (Continued and to be signed on the reverse side)

1.    (a) To approve or disapprove a new investment advisory            FOR [ ]     AGAINST [ ]     ABSTAIN [ ]
   agreement between American General Asset Management Corp.
   ("AGAM") and North American Funds on behalf of each of the Fund, the terms of which are the same in all material respects as the previous investment advisory agreement with AGAM.

     (b)  To approve or disapprove a new Subadvisory agreement
   between AGAM and American General Investment Management,       FOR [ ]     AGAINST [ ]     ABSTAIN [ ]
   L.P. ("AGIM") or an affiliate thereof, the terms of which
   are the same in all material respects to the previous
   Subadvisory agreement between AGAM and AGIM.
                                                                  FOR [ ]     AGAINST [ ]     ABSTAIN [ ]
2. To approve the Agreement and Plan of Reorganization between
   North American Funds on behalf of the Fund and SunAmerica Income
   Funds on behalf of its High Yield Bond Fund.                        PLEASE SIGN EXACTLY AS NAME APPEARS HEREON.  When
                                                                       shares are held by joint tenants, both should sign.
3. In their discretion, the named proxies may vote to transact         When signing as attorney or as executor,
   such other business as properly may come before the meeting or      administrator, trustee or guardian, or as custodian
   any adjournment thereof.                                            for a minor, please give full title as such.  If a
                                                                       corporation, please sign in full corporate name by
                                                                       president or other authorized officer.  If a
                                                                       partnership, please sign in partnership name by
                                                                       authorized persons.
RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING      Dated:_________________________________
 PROXY STATEMENT IS HEREBY ACKNOWLEDGED.                               X______________________________________
                                                                                        Signature
                                                                       X______________________________________
                                                                                 Signature, if held jointly
PLEASE MARK BOXES /X/ OR [X] IN BLUE OR BLACK INK.  SIGN, DATE AND
 RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Municipal Bond Fund
of North American Funds
286 Congress Street
Boston, MA  02210

P R O X Y

This proxy is solicited on behalf of the Board of Trustees of North American
Funds

     The undersigned hereby appoints John I. Fitzgerald, Thomas Brown, Nori L. Gabert, Alice T. Kane and Todd Spillane as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of the Municipal Bond Fund (the "Fund") of North American Funds held of record by the undersigned on September 17, 2001, at a Special Meeting of Shareholders of the Fund to be held on November 7, 2001 at 10 a.m. Eastern Time and at any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1(a), (b) AND 2.

     By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope. Alternatively, you may vote your shares by calling a specially designated telephone number (toll free 1-888-850-2811) or via the Internet at http://proxy. ____________ .com.


                                (Continued and to be signed on the reverse side)

1.    (a) To approve or disapprove a new investment advisory            FOR [ ]     AGAINST [ ]     ABSTAIN [ ]
   agreement between American General Asset Management Corp.
   ("AGAM") and North American Funds on behalf of the Fund, the terms of which are the in all material respects as the previous investment advisory agreement with AGAM.

     (b)  To approve or disapprove a new Subadvisory agreement
   between AGAM and American General Investment Management,             FOR [ ]     AGAINST [ ]     ABSTAIN [ ]
   L.P. ("AGIM") or an affiliate thereof, the terms of which
   are the same in all material respects to the previous
   Subadvisory agreement between AGAM and AGIM.

2. To approve the Agreement and Plan of Reorganization between          FOR [ ]     AGAINST [ ]     ABSTAIN [ ]
   North American Funds on behalf of the Fund and SunAmerica Income
   Funds on behalf of its Municipal Bond Fund.

3. In their discretion, the named proxies may vote to transact      PLEASE SIGN EXACTLY AS NAME APPEARS HEREON.  When
   such other business as properly may come before the meeting or   shares are held by joint tenants, both should sign.
   any adjournment thereof.                                         When signing as attorney or as executor,
                                                                    administrator, trustee or guardian, or as custodian
                                                                    for a minor, please give full title as such.  If a
                                                                    corporation, please sign in full corporate name by
                                                                    president or other authorized officer.  If a
RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING   partnership, please sign in partnership name by
 PROXY STATEMENT IS HEREBY ACKNOWLEDGED.                            authorized persons.
                                                                     Dated:_________________________________
                                                                     X______________________________________
                                                                                          Signature
PLEASE MARK BOXES /X/ OR [X] IN BLUE OR BLACK INK.  SIGN, DATE AND   X______________________________________
 RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.                      Signature, if held jointly

Strategic Income Fund
of North American Funds
286 Congress Street
Boston, MA  02210

P R O X Y

This proxy is solicited on behalf of the Board of Trustees of North American
Funds

     The undersigned hereby appoints John I. Fitzgerald, Thomas Brown, Nori L. Gabert, Alice T. Kane and Todd Spillane as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of the Strategic Income Fund (the "Fund") of North American Funds held of record by the undersigned on September 17, 2001, at a Special Meeting of Shareholders of the Fund to be held on November 7, 2001 at 10 a.m. Eastern Time and at any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 (a), (b), AND 2.

     By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope. Alternatively, you may vote your shares by calling a specially designated telephone number (toll free 1-888-850-2811) or via the Internet at http://proxy. ____________ .com.


     (Continued and to be signed on the reverse side)

1.    (a)To approve or disapprove a new investment advisory            FOR [ ]     AGAINST [ ]     ABSTAIN [ ]
   agreement between American General Asset Management Corp.
   ("AGAM") and North American Funds on behalf of the Fund, the terms of which are the same in all material respects as the previous investment advisory agreement with AGAM.

     (b)  To approve or disapprove a new Subadvisory agreement
   between AGAM and American General Investment Management,            FOR [ ]     AGAINST [ ]     ABSTAIN [ ]
   L.P. ("AGIM") or an affiliate thereof, the terms of which
   are the same in all material respects to the previous
   Subadvisory agreement between AGAM and AGIM.
                                                                       FOR [ ]     AGAINST [ ]     ABSTAIN [ ]
2.  To approve the Agreement and Plan of Reorganization between
 North American Funds on behalf of the Fund and SunAmerica Income    PLEASE SIGN EXACTLY AS NAME APPEARS HEREON.  When
 Funds on behalf of its Strategic Income Fund.                       shares are held by joint tenants, both should sign.
                                                                     When signing as attorney or as executor,
3.  In their discretion, the named proxies may vote to transact      administrator, trustee or guardian, or as custodian
 such other business as properly may come before the meeting or      for a minor, please give full title as such.  If a
 any adjournment thereof.                                            corporation, please sign in full corporate name by
                                                                     president or other authorized officer.  If a
                                                                     partnership, please sign in partnership name by
RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING    authorized persons.
 PROXY STATEMENT IS HEREBY ACKNOWLEDGED.                             Dated:_________________________________
                                                                     X______________________________________
                                                                                          Signature
                                                                     X______________________________________
                                                                                  Signature, if held jointly
PLEASE MARK BOXES /X/ OR [X] IN BLUE OR BLACK INK.  SIGN, DATE AND
 RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

U.S. Government Securities Fund
of North American Funds
286 Congress Street
Boston, MA  02210

P R O X Y

This proxy is solicited on behalf of the Board of Trustees of North American
Funds

     The undersigned hereby appoints John I. Fitzgerald, Thomas Brown, Nori L. Gabert, Alice T. Kane and Todd Spillane as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of the U.S. Government Securities Fund (the "Fund") of North American Funds held of record by the undersigned on September 17, 2001, at a Special Meeting of Shareholders of the Fund to be held on November 7, 2001 at 10 a.m. Eastern Time and at any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

     By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope. Alternatively, you may vote your shares by calling a specially designated telephone number (toll free 1-888-850-2811) or via the Internet at http://proxy. ____________ .com.


     (Continued and to be signed on the reverse side)

1.  To approve or disapprove a new investment advisory agreement     FOR [ ]     AGAINST [ ]     ABSTAIN [ ]
 between American General Asset Management Corp. ("AGAM") and
 North American Funds on behalf of the Fund, the terms of which are the same in all material respects as the previous investment advisory agreement with AGAM.

2.  To approve the Agreement and Plan of Reorganization between      FOR [ ]     AGAINST [ ]     ABSTAIN [ ]
 North American Funds on behalf of the Fund and SunAmerica Income
 Funds on behalf of its U.S. Government Securities Fund.             PLEASE SIGN EXACTLY AS NAME APPEARS HEREON.  When
                                                                     shares are held by joint tenants, both should sign.
3.  In their discretion, the named proxies may vote to transact      When signing as attorney or as executor,
 such other business as properly may come before the meeting or      administrator, trustee or guardian, or as custodian
 any adjournment thereof.                                            for a minor, please give full title as such.  If a
                                                                     corporation, please sign in full corporate name by
                                                                     president or other authorized officer.  If a
RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING    partnership, please sign in partnership name by
 PROXY STATEMENT IS HEREBY ACKNOWLEDGED.                             authorized persons.
                                                                     Dated:_________________________________
                                                                     X______________________________________
                                                                                          Signature
                                                                     X______________________________________
PLEASE MARK BOXES /X/ OR [X] IN BLUE OR BLACK INK.  SIGN, DATE AND                Signature, if held jointly
 RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
